Exhibit 10.3

AMENDMENT NO. 1 TO LOAN AGREEMENT AND PROMISSORY NOTE

This Amendment No. 1 to Loan Agreement and Promissory Note (“Amendment”) dated as of November 16, 2012, is between POLY SHIELD TECHNOLOGIES, INC. (“Borrower”), a corporation incorporated in the State of Delaware (formerly known as GlobeTrac Inc.) and ACAMAR INVESTMENTS, INC. (“Lender”), a corporation incorporated in the State of Washington.

RECITALS

A.	Borrower and Lender entered into a certain Loan Agreement dated as of April19, 2012 (“Loan Agreement”).

B.	Borrower and Lender entered into a certain Promissory Note dated as of April19, 2012, for the principal sum of Two Hundred and Sixty Thousand Dollars (US$260,000.00).

C.	At the time Borrower entered into the Loan Agreement, it was named GlobeTrac Inc. As of July 11, 2012, GlobeTrac Inc. changed its name to Poly Shield Technologies, Inc.

D.	Borrower and Lender wish to extend the due date for all outstanding principal, interest and sums due under the Loan Documents to April 19, 2013.

E.	Borrower wishes to borrow from Lender an additional sum of Twenty FiveThousand Dollars (US$25,000.00).

AGREEMENT

1.	Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Agreement.

2.	Amendments.

2.1          Each reference to GlobeTrac Inc. in the Loan Documents, including but not limited to those listed below, is hereby replaced with Poly Shield Technologies, Inc.:

(a)           Promissory Note, dated as of April 19, 2012, by GlobeTrac Inc.

(b)           Security Agreement, dated as of April 19, 2012, by GlobeTrac Inc.

2.2          Section 1 of the Loan Agreement is hereby renamed “First Loan.”

2.3          A new facility, 1A, is hereby inserted after Section 1 in the Loan Agreement as follows:

1A.          SECOND LOAN

1A.1           Loan Amount.

Subject to the terms set forth below, the Lender agrees to provide a term loan to the Borrower in the amount of Twenty Five Thousand Dollars ($25,000) (the “Second Loan”).

1A.2           Availability Period.

Subject to the terms set forth below, the Loan is available in one disbursement from the Lender on the date of this Loan Agreement.

1A.3           Repayment Terms.

(a)           The Borrower will pay interest and principal in accordance with the Note until payment in full of any outstanding principal

(b)           The Loan and all accrued interest and other amounts due under this Loan Agreement and the Loan Documents must be repaid in full no later than April 19, 2013.

(c)           The unpaid principal balance will bear interest at rate of 3.5% per month, compounded monthly. All accrued interest will be due December 19, 2012 with monthly payments of all accrued interest to be made on the same day of each month thereafter.

(d)           Subject to Section 1A.3 (e), The Borrower may prepay the Loan in full or in part at any time. The prepayment will be applied first against fees, expenses and indemnities due hereunder; secondly, against interest due on amounts in default, if any; thirdly, against interest due; and thereafter against principal.

(e)           The Loan cannot be repaid until the Lender has received interest or a substitute payment of not less than one months’ interest.

2.4          Section 2 of the Promissory Note by Poly Shield (formerly known as GlobeTrac Inc.), dated as of April 19, 2012, for the principal sum of Two Hundred and Sixty Thousand Dollars (US$260,000.00), is hereby amended as follows:

PAYMENTS.  Any advance will be conclusively presumed to have been made to or for the benefit of the Borrower when made in accordance with the Loan Agreement.  The Borrower promises to pay principal and interest on the principal balance hereof as set forth in the Loan Agreement.  ALL OUTSTANDING PRINCIPAL, INTEREST, AND SUMS DUE UNDER THIS NOTE WILL BE DUE AND PAYABLE ON APRIL 19, 2013.

3.             CONDITIONS

Before the Lender is required to extend any credit to the Borrower under this Amendment, it must receive any documents and other items it may reasonably require, in form and content acceptable to the Lender, including any items specifically listed below, and each condition listed below must be satisfied.

3.1           Authorizations and Good Standing.

Evidence that the execution, delivery and performance by the Borrower of this Amendment, the Amendment Loan Documents, and any instrument or agreement required under this Amendment have been duly authorized, and a certificate of good standing from each jurisdiction in which Borrower is required to qualify to conduct its business.

3.2           Amendment Loan Documents.

The Lender will have received fully executed originals of the following:

(a)           this Amendment;

(b)           Poly Shield Technologies Inc. Resolutions;

(c)           Promissory Note by Poly Shield Technologies Inc., dated as of November 16, 2012; and

(d)           all other Loan Documents as may be reasonably required by the Lender.

3.3           Payment of Fees.

Payment of all fees and other amounts due and owing to the Lender, including without limitation payment of all accrued and unpaid expenses incurred by the Lender.

3.4           Economic and Financial Conditions.

Economic conditions have not deteriorated to the point that advancing funds to the Borrower is not prudent, in Lender’s sole discretion.  There shall have been no material adverse change, as determined by Lender, in the financial condition or business of Borrower hereunder, nor any material decline, as determined by Lender, in the market value of any Collateral required hereunder or a substantial or material portion of the assets of Borrower.

3.5           Transaction.

The final terms and conditions of each aspect of the transaction shall be satisfactory to Lender.  All conditions precedent to the consummation of each aspect of the transaction shall have been satisfied or, with the prior written approval of the Lender, waived, none of which shall be been altered, amended or otherwise changed or supplemented or any condition therein waived without the prior written consent of the Lender.

3.6           Disbursements.

Upon satisfaction of all of the foregoing conditions, the Borrower may receive the Loan.

4.             REPRESENTATIONS AND WARRANTIES

When the Borrower signs this Amendment, and until the Lender is repaid in full, the Borrower makes the following representations and warranties.  Each request for an extension of credit constitutes a renewal of these representations and warranties as of the date of the request:

4.1           Formation.

The Borrower is duly formed, in good standing, and existing under the laws of the State of Delaware.

4.2           Authorization.

This Amendment and any instrument or agreement required hereunder are within the Borrower’s powers, have been duly authorized, and do not conflict with any of its organizational papers.

4.3           Enforceable Agreement.

Each Amendment Loan Document is a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable.

4.4           Good Standing.

In each jurisdiction in which the Borrower does business, it is properly licensed, in good standing, and, where required, in compliance with fictitious name statutes.  Such jurisdictions are as follows:  the State of Delaware and the Province of British Columbia.

4.5           No Conflicts.

No Loan Document conflicts with any law, agreement, or obligation by which the Borrower is bound.

4.6           Financial Information.

All financial and other information that has been or will be supplied to the Lender is sufficiently complete to give the Lender accurate knowledge of the Borrower’s financial condition, including all material contingent liabilities.  Since the date of the most recent financial statement provided to the Lender, there has been no material adverse change in the business condition (financial or otherwise), operations, properties or prospects of the Borrower with the exception of the change of Borrower’s name and this Amendment.

4.7           Lawsuits.

There is no lawsuit, tax claim or other dispute pending or threatened against the Borrower which, if lost, would impair the Borrower’s financial condition or ability to repay the Loan, except as have been disclosed in writing to the Lender.

4.8           Collateral.

All Collateral required in this Loan Agreement is owned by the Borrower free of any title defects or any liens or interests of others, except those which have been approved by the Lender in writing.

4.9           Other Obligations.

The Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation, except as have been disclosed in writing to the Lender.

4.10           Tax Matters.

The Borrower has no knowledge of any pending assessments or adjustments of its income tax for any year and all taxes due have been paid, except as have been disclosed in writing to the Lender.

4.11           No Event of Default.

There is no event which is, or with notice or lapse of time or both would be, an Event of Default under this Amendment.

4.12           Location of Borrower.

The place of business of the Borrower (or, if the Borrower has more than one place of business, its chief executive office) is located at the address listed on the signature page of this Amendment.

4.13           Governmental Authorization.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority (including, without limitation, any nation, state or other political subdivision thereof, any central bank, and any entity exercising executive, legislative, judicial, regulatory or administrative functions, and any corporation or other entity owned or controlled by any of the foregoing) is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of the Loan Agreement or any other instrument or agreement required hereunder.

5.             PAYMENT SCHEDULE

Borrower acknowledges and confirms that the payment schedule, attached as Exhibit A to this Amendment, is true and correct as of November 15, 2012.

6.             EFFECT OF AMENDMENT

Except as provided in this Amendment, all of the terms and conditions of the Loan Agreement and Loan Documents shall remain in full force and effect.

7.             COUNTERPARTS

This Amendment may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Amendment (or of any agreement or document required by this Amendment) by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Amendment; provided, however, that the telecopy or other electronic image shall be promptly followed by delivery of an original if required by Lender.

STATUTE OF FRAUDS DISCLOSURE.  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[signature page follows]

BORROWER:		LENDER:

POLY SHIELD TECHNOLOGIES INC.		ACAMAR INVESTMENTS, INC.

Per:	/s/ Mitchell R. Miller	Per:	/s/ Bernie Van Maren
	Mitchell R. Miller – Chief Executive Officer and President		Bernie Van Maren – Secretary

Address where notices to the Borrower are to be sent: Poly Shield Technologies Inc. c/o Da Costa Management Corp. 789 Pender Street West, Suite #810 Vancouver, BC Canada, V6C 1H2			Address where notices to the Lender are to be sent: Acamar Investments, Inc. 45793 Luckakuck Way, Suite 202 Chilliwack, British Columbia CANADA V2R 5S3

EXHIBIT A

Poly Shield Technologies Inc.
Loan from Acamar Investment
November 15, 2012

Terms:

Loan amount	$260,000
Interest Rate	3.50%	per month
Effective Rate	51.1%	per year
Due date	19-Oct-12	Extended 6 months - Maturity now April 19, 2012
Minimum interest payment	$ 26,000

Poly Shield Technologies calculation
Description	Date	Days	Advances	Principal	Interet Expense Accrued	Interest Expense Applied	Payments	Principal & Interest

Advance	19-Apr-12		$ 20,000.00	$ 20,000.00				20,000.00
Advance	19-Apr-12	-	230,000.00	250,000.00				250,000.00
Holmes Weddle Invoice	20-Apr-12	1	6,311.50	256,311.50	291.67			256,311.50
Advance - Globetrac	20-Apr-12	-	3,688.50	260,000.00				260,000.00
	19-May-12	29		260,000.00	8,796.67	9,088.33		269,088.33
Interest Payment	18-Jun-12	30		260,000.00	9,114.28		(18,506.43)	250,581.90
	19-Jun-12	1		260,000.00	292.35	9,406.63		259,988.53
Interest Payment	16-Jul-12	27		260,000.00	8,189.64		(9,100.00)	250,888.53
	19-Jul-12	3		260,000.00	878.11	9,067.75		259,956.28
	19-Aug-12	31		260,000.00	9,098.47	9,098.47	-	269,054.75
Interest Payment	31-Aug-12	12		260,000.00	3,645.26		(9,100.00)	259,954.75
	19-Sep-12	19		260,000.00	5,576.45	9,221.71	-	269,176.46
Interest Payment	2-Oct-12	13		260,000.00	4,082.51		(9,100.00)	260,076.46
interest Payment	18-Oct-12	16		260,000.00	4,854.76		(9,318.96)	250,757.50
	19-Oct-12	1		260,000.00	292.55	9,229.82		259,987.32
	15-Nov-12	27		260,000.00	7,925.42	7,925.42		267,912.74

Balance at November 15, 2012				$260,000.00	$ 63,038.13	$ 63,038.13	(55,125.39)	$267,912.74

Interest is calculated on the principal and interest outstanding at the 19th of the month less any payments made since the 19th of the month.

November 15, 2012	Principal	$260,000.00
November 15, 2012	Interest	7,912.74
November 15, 2012	Total	$267,912.74

I agree that the above loan balance is correct

/s/ John da Costa
Authorized Signatory
Poly Shield Technologies Inc.

PROMISSORY NOTE

Principal Amount: US$25,000.00	Dated: November 16, 2012

1.           PROMISE TO PAY. FOR VALUE RECEIVED, POLY SHIELD TECHNOLOGIES INC., a Delaware corporation (the “Borrower”) promises to pay, in lawful money of the United States of America, to the order of ACAMAR INVESTMENTS, INC., a Washington corporation (the “Lender”), the principal sum of Twenty Five Thousand Dollars (US$25,000.00), together with the Interest Rate (as hereinafter defined) on each advance from the date it is disbursed until the date it is repaid, payable at the rates and in the manner provided below. The Borrower and the Lender are parties to a certain Loan Agreement dated April 19, 2012, and as amended by Amendment No. 1 to Loan Agreement and Promissory Note dated as of November 16, 2012 (the “Loan Agreement”). All capitalized terms in this Note will have the same meaning as set forth in the Loan Agreement unless otherwise defined herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

2.           PAYMENTS. Any advance will be conclusively presumed to have been made to or for the benefit of the Borrower when made in accordance with the Loan Agreement. The Borrower promises to pay principal and interest on the principal balance hereof as set forth in the Loan Agreement. ALL OUTSTANDING PRINCIPAL, INTEREST, AND SUMS DUE UNDER THIS NOTE WILL BE DUE AND PAYABLE ON APRIL 19, 2013 (“Maturity Date”).

3.           INTEREST RATE. The payment and accumulation of interest shall be governed by the Loan Agreement.

4.           APPLICATION OF PAYMENTS. Payments made hereunder will be applied first against fees, expenses and indemnities due hereunder; secondly, against interest due on amounts in default, if any; thirdly, against interest due; and thereafter against principal.

5.           DEFAULT. The Borrower will be in default if any of the following happens: (a) the Borrower fails to make any payment when due; (b) the Borrower breaks any promise the Borrower has made to the Lender; or (c) an “Event of Default” occurs under the Loan Agreement.

6.           LENDER’S RIGHTS. The Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due upon default, without notice, and then the Borrower will pay that amount. The Lender has all other rights available under the Loan Agreement and under applicable law. The Lender may hire or pay someone else to help collect this Note and/or any judgment resulting therefrom if the Borrower does not pay. The Borrower also will pay Lender the amount incurred for collection on this Note. This includes, subject to any limits under applicable law, the Lender’s attorneys’ fees and the Lender’s legal expenses whether or not there is a lawsuit, including attorneys’ fees, legal and collection expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction) and appeals. If not prohibited by applicable law, the Borrower also will pay any court costs, in addition to all other sums provided by law.

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7.           LATE CHARGE. If payment is 30 days or more past due, the Borrower will be charged a late charge of 4% of the delinquent payment as per the terms of the Loan Agreement.

8.           PREPAYMENT FEE. The Borrower may prepay the Loan in full at any time prior to the Maturity Date, but the Lender is entitled to not less than one months’ interest on the Note amount. Therefore, if the interest already paid at that time is less than one months’ interest, Borrower will pay a prepayment fee in an amount equal to one months’ interest less the amount of interest already paid at the time of prepayment.

9.           GENERAL PROVISIONS. The Lender may delay or forego enforcing any of its rights or remedies under this Note without losing them. The Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor.

10.         GOVERNING LAW. This Note will be governed by and construed in accordance with the laws of the State of Washington, subject to any such rights and remedies that may be available to the Lender under federal law.

STATUTE OF FRAUDS DISCLOSURE.  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

BORROWER:

POLY SHIELD TECHNOLOGIES INC.

/s/ Mitchell R. Miller
By: Mitchell R. Miller
Its: Chief Executive Officer and President

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